Taubman Centers, Inc.	T 248.258.6800
200 East Long Lake Road	www.taubman.com
Suite 300
Bloomfield Hills, Michigan
48304-2324

CONTACT:

Barbara Baker
Taubman, Vice President, Investor Relations
248-258-7367
bbaker@taubman.com

FOR IMMEDIATE RELEASE

TAUBMAN CENTERS ANNOUNCES STRONG THIRD QUARTER RESULTS

•	Net Operating Income (NOI) Excluding Lease Cancellation Income Up 7.4%

•	Three New U.S. Shopping Centers Under Construction

•	First Asia Projects Underway

•	2012 Guidance Increased on Strong NOI and Operating Results

BLOOMFIELD HILLS, Mich., Oct. 24, 2012 - - Taubman Centers, Inc. (NYSE: TCO) today reported financial results for the third quarter of 2012.

“We attribute our strong performance to increased rents, recoveries, and occupancy in our centers,” said Robert S. Taubman, chairman, president and chief executive officer of Taubman Centers. “Core growth is outstanding. In addition, this quarter we benefitted from a third party leasing success fee and continued solid performance from our newest center, City Creek Center (Salt Lake City, Utah). We're delivering tremendous results.”

	September 30, 2012 Three Months Ended	September 30, 2011 Three Months Ended	September 30, 2012 Six Months Ended	September 30, 2011 Six Months Ended
Net income allocable to common shareholders per diluted share (EPS)	$0.35	$0.14	$0.92	$0.48
Funds from Operations (FFO) per diluted share Growth rate	$0.79 25.4%	$0.63	$2.26 20.2%	$1.88
Adjusted Funds from Operations (Adjusted FFO) per diluted share(1) Growth rate	$0.86 32.3%	$0.65	$2.33 22.6%	$1.90
Adjusted FFO per diluted share (excluding The Pier Shops and Regency Square)(1) Growth rate	$0.86 17.8%	$0.73	$2.33 12.0%	$2.08
(1)
Adjusted FFO for the three and nine months ended September 30, 2012 excludes charges related to the redemption of the Series G and H Preferred Stock. Adjusted FFO for the three and nine months ended September 30, 2011 excludes costs related to the acquisitions of The Mall at Green Hills (Nashville, Tenn.), The Gardens on El Paseo/El Paseo Village (Palm Desert, Calif.), and Taubman TCBL (Beijing, China).

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Taubman Centers /2

Sales, Leased Space, Occupancy, Rent, and NOI Up

The company's 12-month trailing mall tenant sales per square foot reached $681, another record for the company and up 10.7 percent from September 30, 2011. Mall tenant sales per square foot increased 6.2 percent for the three months ended September 30, 2012 and 9.3 percent for the nine months ended September 30, 2012.

Leased space in comparable centers for Taubman's portfolio was 92.4 percent on September 30, 2012, up 1 percent from 91.4 percent on September 30, 2011. Ending occupancy in comparable centers was 90.4 percent on September 30, 2012, up 1.9 percent from 88.5 percent on September 30, 2011.

Average rent per square foot for the third quarter of 2012 was $46.85, up 3.5 percent from $45.28 in the third quarter of 2011. For the nine months ended September 30, 2012, average rent per square foot was $46.57, up from $45.29 for the nine months ended September 30, 2011.

NOI excluding lease cancellation income was up 7.4 percent for the three months ended September 30, 2012, bringing 2012 year-to-date growth to 8.3 percent.

External Growth Update

The company continues to make significant progress on its multi-pronged growth strategy, including the following:

•	Outlet Center Development

In July, Taubman held an official groundbreaking on Taubman Prestige Outlets Chesterfield (Chesterfield, Mo.). The company announced in September that construction is being accelerated to meet Missouri's 2013 tax-free back-to-school holiday weekend by opening on Friday, August 2, 2013. Site improvements began in April and building walls have been raised throughout the site. Leasing continues to make good progress.

•	Asia Development

In August, the company concluded due diligence and made an additional investment in a joint venture with Shinsegae Group, South Korea's largest retailer. The joint venture will build, lease, and manage a western-style 1.7 million square foot shopping mall in Hanam, Gyeonggi Province, South Korea, an eastern suburb of Seoul. This world class project will be the largest center in Korea. Taubman's total investment including capitalized interest is expected to be about $330 million, representing a 30% interest in the center, which is expected to cost about $1 billion. The center will be anchored by a 525,000 square foot Shinsegae department store and will feature a luxury wing and in-line stores that will be dominated by international flagships, many of which will be the largest in Korea. Hanam Union Square is expected to open in 2015.

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Taubman Centers /3

Also in August, Taubman Asia announced its first retail development in China, a joint venture with Beijing Wangfujing Department Store (Group) Co., Ltd (Wangfujing). The joint venture will own a controlling interest in and will lease and manage a shopping center to be located at Xi'an Saigao City Plaza, a large-scale mixed-use development in Xi'an, China. The remaining ownership of the shopping center will be held by Shaanxi Fuli Real Estate Development Co. Ltd, that is constructing the broader project. Anchored by a Wangfujing department store, the seven-level Xi'an shopping center will be part of a 5.9 million square feet (gross building area) mixed-use project and is expected to feature a cinema, restaurants, and approximately 300 international and local specialty stores. The center is scheduled to open in the third quarter of 2015.

•	U.S. Traditional Center Development

In September, the company broke ground on The Mall of San Juan (San Juan, Puerto Rico). Taubman will develop, lease and manage the 650,000 square-foot two-level upscale shopping center that will feature the first Saks Fifth Avenue and Nordstrom in the Caribbean and approximately 100 stores and restaurants. The Mall of San Juan is anticipated to open in late 2014.

On October 15, Taubman held an official groundbreaking on The Mall at University Town Center (Sarasota, Fla.) and announced the center will open on October 16, 2014. The shopping center will be a state-of-the-art, two-level, enclosed mall, anchored by Saks Fifth Avenue, Dillard's, and Macy's, and will include more than 100 specialty stores and restaurants.

Balance Sheet Strengthened

In August, Taubman Centers issued 2,875,000 common shares, including the exercise of the underwriter's option, in an underwritten public offering. The net proceeds of $209 million were used to reduce outstanding borrowings under the company's $715 million revolving lines of credit. This was just the third secondary common equity raise for the company since its initial public offering in November 1992.

In August, the company issued $192.5 million of perpetual 6.5% Series J Cumulative Redeemable Preferred Stock (NYSE: TCO PR J) at a price of $25.00 per share. Proceeds were used to redeem the company's $100 million 8% Series G Cumulative Redeemable Preferred Stock (NYSE: TCO PR G) and its $87 million 7.625% Series H Cumulative Redeemable Preferred Stock (NYSE: TCO PR H). Upon redemption, the company recognized a $6.4 million charge representing the difference between the face value and the book value of the preferred stock redeemed.

Also in August, the company completed a $190 million, 10-year, non-recourse financing on its 50 percent owned Sunvalley (Concord, Calif.) shopping center. The loan bears interest at an all-in fixed rate of 4.47%. The new loan replaces an amortizing loan with a rate of 5.67% and a balance of $115 million at the time of refinancing.

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Taubman Centers /4

As a result of these transactions, on September 30, 2012, the company's ratio of debt to total market capitalization was 30.5%, an all-time low for the company.

In early October, the refinancing of The Mall at Millenia (Orlando, Fla.) was completed. The new $350 million, 12-year, non-recourse financing bears interest at an all-in fixed rate of 4.05%. This replaces an amortizing loan with a rate of 5.46% and a balance of $197 million at the time of refinancing.

2012 Guidance Increased on Strong NOI

The company is increasing its guidance on 2012 FFO per diluted share to $3.18 to $3.23 and 2012 Adjusted FFO per diluted share to the range of $3.27 to $3.32. 2012 Adjusted FFO guidance excludes charges related to the redemption of preferred stock and the charge relating to the early refinancing of the loan on The Mall at Millenia. The company is also increasing its guidance on 2012 EPS to $1.30 to $1.37 per diluted share. This guidance now assumes comparable center NOI growth, excluding lease cancellation income, of about 6 percent for the year, up from a range of 5 to 6 percent previously.

The company's previous guidance on 2012 FFO per diluted share was a range of $3.13 to $3.18, its previous guidance on 2012 Adjusted FFO per diluted share was a range of $3.22 to $3.27, and its previous guidance on 2012 EPS was a range of $1.20 to $1.30 per diluted share.

Supplemental Investor Information Available

The company provides supplemental investor information along with its earnings announcements, available online at www.taubman.com under “Investor Relations.” This includes the following:

•	Income Statements

•	Earnings Reconciliations

•	Changes in Funds from Operations and Earnings Per Share

•	Components of Other Income, Other Operating Expense, and Nonoperating Income

•	Recoveries Ratio Analysis

•	Balance Sheets

•	Debt Summary

•	Other Debt, Equity and Certain Balance Sheet Information

•	Construction

•	Acquisitions

•	Capital Spending

•	Operational Statistics

•	Owned Centers

•	Major Tenants in Owned Portfolio

•	Anchors in Owned Portfolio

•	Operating Statistics Glossary

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Taubman Centers /5

Investor Conference Call

The company will host a conference call at 10:00 AM Eastern Daylight Time on Thursday, October 25 to discuss these results, business conditions and the company's outlook for the remainder of 2012. The conference call will be simulcast at www.taubman.com under “Investor Relations” as well as www.earnings.com and www.streetevents.com. An online replay will follow shortly after the call and continue for approximately 90 days.

Taubman Centers is an S&P MidCap 400 Real Estate Investment Trust engaged in the ownership, management and/or leasing of 28 regional, super regional and outlet shopping centers in the U.S. and Asia.  Taubman is currently developing Taubman Prestige Outlets Chesterfield in Chesterfield, Missouri; The Mall at University Town Center in Sarasota, Florida; The Mall of San Juan in San Juan, Puerto Rico; and shopping malls in Xi'an, China and Hanam, South Korea.  Taubman Centers is headquartered in Bloomfield Hills, Michigan and its Taubman Asia subsidiary is headquartered in Hong Kong.  For more information about Taubman, visit www.taubman.com.

For ease of use, references in this press release to “Taubman Centers,” “company,” “Taubman” or an operating platform mean Taubman Centers, Inc. and/or one or more of a number of separate, affiliated entities. Business is actually conducted by an affiliated entity rather than Taubman Centers, Inc. itself or the named operating platform.

This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements reflect management's current views with respect to future events and financial performance. The forward-looking statements included in this release are made as of the date hereof. Except as required by law, we assume no obligation to update these forward-looking statements, even if new information becomes available in the future. Actual results may differ materially from those expected because of various risks and uncertainties, including, but not limited to the global credit environment and the continuing impacts of the recent U.S. recession, other changes in general economic and real estate conditions, changes in the interest rate environment and the availability of financing, fluctuations of foreign currency, adverse changes in the retail industry, general development risks, and integration and other acquisition risks. Other risks and uncertainties are discussed in the company's filings with the Securities and Exchange Commission including its most recent Annual Report on Form 10-K.

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Taubman Centers/6

TAUBMAN CENTERS, INC.
Table 1 - Summary of Results
For the Periods Ended September 30, 2012 and 2011
(in thousands of dollars, except as indicated)

	Three Months Ended		Year to Date
	2012	2011	2012	2011

Income from continuing operations	45,061	33,549	108,686	90,977
Income (loss) from discontinued operations		(11,681)		(24,375)
Net income	45,061	21,868	108,686	66,602
Noncontrolling share of income of consolidated joint ventures	(2,079)	(4,327)	(6,788)	(10,497)
Noncontrolling share of income of TRG - continuing operations	(10,216)	(7,964)	(27,105)	(22,113)
Noncontrolling share of loss of TRG - discontinued operations		3,539		7,493
TRG series F preferred distributions		(615)		(1,845)
Preferred stock dividends	(10,663)	(3,658)	(17,980)	(10,975)
Distributions to participating securities of TRG	(403)	(382)	(1,209)	(1,144)
Net income attributable to Taubman Centers, Inc. common shareowners	21,700	8,461	55,604	27,521
Net income per common share - basic	0.36	0.15	0.94	0.49
Net income per common share - diluted	0.35	0.14	0.92	0.48
Beneficial interest in EBITDA - Combined (1)	121,969	100,979	342,106	295,190
Adjusted Beneficial interest in EBITDA - Combined (1)	121,969	102,660	342,106	296,871
Funds from Operations (1)	70,477	54,126	199,149	158,081
Funds from Operations attributable to TCO (1)	49,071	37,729	137,676	109,292
Funds from Operations per common share - basic (1)	0.81	0.65	2.33	1.93
Funds from Operations per common share - diluted (1)	0.79	0.63	2.26	1.88
Adjusted Funds from Operations (1)	76,889	55,807	205,561	159,762
Adjusted Funds from Operations attributable to TCO (1)	53,535	38,901	142,108	110,464
Adjusted Funds from Operations per common share - basic (1)	0.88	0.67	2.40	1.95
Adjusted Funds from Operations per common share - diluted (1)	0.86	0.65	2.33	1.90
Weighted average number of common shares outstanding - basic	60,571,612	57,890,006	59,207,828	56,554,268
Weighted average number of common shares outstanding - diluted	62,025,322	59,635,557	60,716,518	58,137,149
Common shares outstanding at end of period	61,698,618	57,891,337
Weighted average units - Operating Partnership - basic	86,994,524	83,048,892	85,655,085	81,797,910
Weighted average units - Operating Partnership - diluted	89,319,495	85,665,704	88,035,037	84,252,063
Units outstanding at end of period - Operating Partnership	88,120,226	83,050,223
Ownership percentage of the Operating Partnership at end of period	70.0%	69.7%
Number of owned shopping centers at end of period	24	23	24	23

Operating Statistics (2):
Net Operating Income excluding lease cancellation income - growth % (3)	7.4%		8.3%
Mall tenant sales - all centers (4)	1,378,384	1,197,351	4,128,642	3,494,538
Mall tenant sales - comparable (3)(4)	1,289,569	1,197,351	3,845,903	3,494,538
Ending occupancy - all centers	90.4%	88.5%	90.4%	88.5%
Ending occupancy - comparable (3)	90.4%	88.5%	90.4%	88.5%
Average occupancy - all centers	90.1%	88.6%	89.9%	88.4%
Average occupancy - comparable (3)	90.2%	88.6%	89.9%	88.4%
Leased space - all centers	92.6%	91.4%	92.6%	91.4%
Leased space - comparable (3)	92.4%	91.4%	92.4%	91.4%
All centers:
Mall tenant occupancy costs as a percentage of tenant sales - Consolidated Businesses (4)	14.0%	14.1%	13.4%	14.2%
Mall tenant occupancy costs as a percentage of tenant sales - Unconsolidated Joint Ventures (4)	13.5%	13.0%	12.8%	12.9%
Mall tenant occupancy costs as a percentage of tenant sales - Combined (4)	13.9%	13.7%	13.2%	13.8%
Comparable centers:
Mall tenant occupancy costs as a percentage of tenant sales - Consolidated Businesses (3)(4)	14.1%	14.1%	13.7%	14.2%
Mall tenant occupancy costs as a percentage of tenant sales - Unconsolidated Joint Ventures (4)	13.5%	13.0%	12.8%	12.9%
Mall tenant occupancy costs as a percentage of tenant sales - Combined (3)(4)	13.9%	13.7%	13.4%	13.8%
Average rent per square foot - Consolidated Businesses (3)	47.43	45.72	47.18	45.48
Average rent per square foot - Unconsolidated Joint Ventures	45.61	44.36	45.27	44.91
Average rent per square foot - Combined (3)	46.85	45.28	46.57	45.29

Taubman Centers/7

(1)
Beneficial Interest in EBITDA represents the Operating Partnership’s share of the earnings before interest, income taxes, and depreciation and amortization of its consolidated and unconsolidated businesses. The Company believes Beneficial Interest in EBITDA provides a useful indicator of operating performance, as it is customary in the real estate and shopping center business to evaluate the performance of properties on a basis unaffected by capital structure.

The Company uses Net Operating Income (NOI), as an alternative measure to evaluate the operating performance of centers, both on individual and stabilized portfolio bases. The Company defines NOI as property-level operating revenues (includes rental income excluding straight-line adjustments of minimum rent) less maintenance, taxes, utilities, promotion, ground rent (including straight-line adjustments), and other property operating expenses. Since NOI excludes general and administrative expenses, pre-development charges, interest income and expense, depreciation and amortization, impairment charges, restructuring charges and gains from land and property dispositions, it provides a performance measure that, when compared period over period, reflects the revenues and expenses most directly associated with owning and operating rental properties, as well as the impact on their operations from trends in tenant sales, occupancy and rental rates, and operating costs. The Company also uses NOI excluding lease cancellation income as an alternative measure because this income may vary significantly from period to period, which can affect comparability and trend analysis. The Company generally provides separate projections for expected comparable center NOI growth and lease cancellation income. Comparable centers are generally defined as centers that were owned and open for the entire current and preceding period presented.

The National Association of Real Estate Investment Trusts (NAREIT) defines Funds from Operations (FFO) as net income (computed in accordance with Generally Accepted Accounting Principles (GAAP)), excluding gains (or losses) from extraordinary items and sales of properties and impairment write-downs of depreciable real estate, plus real estate related depreciation and after adjustments for unconsolidated partnerships and joint ventures. The Company believes that FFO is a useful supplemental measure of operating performance for REITs. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, the Company and most industry investors and analysts have considered presentations of operating results that exclude historical cost depreciation to be useful in evaluating the operating performance of REITs.

The Company primarily uses FFO in measuring operating performance and in formulating corporate goals and compensation. The Company may also present adjusted versions of NOI, Beneficial Interest in EBITDA, and FFO when used by management to evaluate operating performance when certain significant items have impacted results that affect comparability with prior or future periods due to the nature or amounts of these items. The Company believes the disclosure of the adjusted items is similarly useful to investors and others to understand management's view on comparability of such measures between periods. For the three and nine month period ended September 30, 2012, FFO was adjusted for charges related to the redemption of Series G and H Preferred Stock. For the three and nine month period ended September 30, 2011, EBITDA and FFO were adjusted for costs related to the acquisitions of The Mall at Green Hills, The Gardens on El Paseo and El Paseo Village, and Taubman TCBL. In the reconciliations in Tables 4 and 5 of this Press Release, the Company has separately presented the prior year impacts of The Pier Shops and Regency Square, as the titles for these centers were transferred to the lenders and operations of these centers have been reclassified to discontinued operations.

These non-GAAP measures as presented by the Company are not necessarily comparable to similarly titled measures used by other REITs due to the fact that not all REITs use the same definitions. These measures should not be considered alternatives to net income or as an indicator of the Company's operating performance. Additionally, these measures do not represent cash flows from operating, investing or financing activities as defined by GAAP.

(2)	Statistics exclude The Pier Shops and Regency Square.

(3)	Statistics exclude non-comparable centers.

(4)	Based on reports of sales furnished by mall tenants.

Taubman Centers/8

TAUBMAN CENTERS, INC.
Table 2 - Income Statement
For the Three Months Ended September 30, 2012 and 2011
(in thousands of dollars)
	2012		2011
	CONSOLIDATED BUSINESSES	UNCONSOLIDATED JOINT VENTURES (1)	CONSOLIDATED BUSINESSES	UNCONSOLIDATED JOINT VENTURES (1)
REVENUES:
Minimum rents	99,564	40,016	84,929	38,211
Percentage rents	6,315	2,366	4,737	1,815
Expense recoveries	66,633	26,224	57,231	23,387
Management, leasing, and development services	10,234		5,083
Other	6,793	1,829	6,575	1,473
Total revenues	189,539	70,435	158,555	64,886

EXPENSES:
Maintenance, taxes, utilities, and promotion	53,253	18,588	45,200	16,448
Other operating	16,128	3,581	15,255	3,697
Management, leasing, and development services	6,165		2,889
General and administrative	9,571		7,709
Acquisition costs			1,681
Interest expense	34,943	16,617	30,064	15,619
Depreciation and amortization	36,414	9,095	33,054	9,281
Total expenses	156,474	47,881	135,852	45,045

Nonoperating income	56	18	96	111
	33,121	22,572	22,799	19,952
Income tax expense	(732)		(208)
Equity in income of Unconsolidated Joint Ventures	12,672		10,958

Income from continuing operations	45,061		33,549
Discontinued operations (2):
EBITDA			34
Interest expense			(6,354)
Depreciation and amortization			(5,361)
Income (loss) from discontinued operations			(11,681)

Net income	45,061		21,868
Net income attributable to noncontrolling interests:
Noncontrolling share of income of consolidated joint ventures	(2,079)		(4,327)
TRG series F preferred distributions			(615)
Noncontrolling share of income of TRG - continuing operations	(10,216)		(7,964)
Noncontrolling share of loss of TRG - discontinued operations			3,539
Distributions to participating securities of TRG	(403)		(382)
Preferred stock dividends (3)	(10,663)		(3,658)
Net income attributable to Taubman Centers, Inc. common shareowners	21,700		8,461

SUPPLEMENTAL INFORMATION:
EBITDA - 100%	104,478	48,284	85,951	44,852
EBITDA - outside partners' share	(9,257)	(21,536)	(9,498)	(20,326)
Beneficial interest in EBITDA	95,221	26,748	76,453	24,526
Beneficial interest expense	(30,718)	(8,765)	(33,651)	(8,082)
Beneficial income tax expense	(667)		(208)
Non-real estate depreciation	(679)		(639)
Preferred dividends and distributions	(10,663)		(4,273)
Funds from Operations contribution	52,494	17,983	37,682	16,444

Net straight-line adjustments to rental revenue, recoveries,
and ground rent expense at TRG %	1,194	187	329	86

Purchase accounting adjustments - minimum rents	212

Purchase accounting adjustments - interest expense reduction	(858)

(1)
With the exception of the Supplemental Information, amounts include 100% of the Unconsolidated Joint Ventures. Amounts are net of intercompany transactions. The Unconsolidated Joint Ventures are presented at 100% in order to allow for measurement of their performance as a whole, without regard to the Company's ownership interest. In its consolidated financial statements, the Company accounts for its investments in the Unconsolidated Joint Ventures under the equity method.

(2) Includes the operations of Regency Square and The Pier Shops.
(3)
Preferred dividends for the three months ended September 30, 2012 include charges of $3.3 million and $3.1 million incurred in connection with the $100 million redemption of the Series G Preferred Stock and the $87 million redemption of the Series H Preferred Stock, respectively.

Taubman Centers/9

TAUBMAN CENTERS, INC.
Table 3 - Income Statement
For the Nine Months Ended September 30, 2012 and 2011
(in thousands of dollars)
	2012		2011
	CONSOLIDATED BUSINESSES	UNCONSOLIDATED JOINT VENTURES (1)	CONSOLIDATED BUSINESSES	UNCONSOLIDATED JOINT VENTURES (1)
REVENUES:
Minimum rents	292,248	119,213	251,569	115,566
Percentage rents	12,767	5,797	9,591	4,108
Expense recoveries	185,325	72,561	162,936	67,583
Management, leasing, and development services	27,441		15,423
Other	20,487	4,945	18,077	3,906
Total revenues	538,268	202,516	457,596	191,163

EXPENSES:
Maintenance, taxes, utilities, and promotion	143,854	52,202	129,712	48,921
Other operating	52,360	11,461	48,138	11,093
Management, leasing, and development services	21,674		7,492
General and administrative	28,021		22,998
Acquisition costs			1,681
Interest expense	109,146	48,107	89,529	45,164
Depreciation and amortization	109,083	26,690	99,503	27,859
Total expenses	464,138	138,460	399,053	133,037

Nonoperating income	251	19	857	121
	74,381	64,075	59,400	58,247
Income tax expense	(1,438)		(413)
Equity in income of Unconsolidated Joint Ventures	35,743		31,990

Income from continuing operations	108,686		90,977
Discontinued operations (2):
EBITDA			2,029
Interest expense			(17,374)
Depreciation and amortization			(9,030)
Income (loss) from discontinued operations			(24,375)

Net income	108,686		66,602
Net income attributable to noncontrolling interests:
Noncontrolling share of income of consolidated joint ventures	(6,788)		(10,497)
TRG series F preferred distributions			(1,845)
Noncontrolling share of income of TRG - continuing operations	(27,105)		(22,113)
Noncontrolling share of loss of TRG - discontinued operations			7,493
Distributions to participating securities of TRG	(1,209)		(1,144)
Preferred stock dividends (3)	(17,980)		(10,975)
Net income attributable to Taubman Centers, Inc. common shareowners	55,604		27,521

SUPPLEMENTAL INFORMATION:
EBITDA - 100%	292,610	138,872	250,461	131,270
EBITDA - outside partners' share	(27,117)	(62,259)	(27,017)	(59,524)
Beneficial interest in EBITDA	265,493	76,613	223,444	71,746
Beneficial interest expense	(96,512)	(25,084)	(98,494)	(23,406)
Beneficial income tax expense	(1,393)		(413)
Non-real estate depreciation	(1,988)		(1,976)
Preferred dividends and distributions	(17,980)		(12,820)
Funds from Operations contribution	147,620	51,529	109,741	48,340

Net straight-line adjustments to rental revenue, recoveries,
and ground rent expense at TRG %	2,544	360	173	142

Purchase accounting adjustments - minimum rents	610

Purchase accounting adjustments - interest expense reduction	(2,573)

(1)
With the exception of the Supplemental Information, amounts include 100% of the Unconsolidated Joint Ventures. Amounts are net of intercompany transactions. The Unconsolidated Joint Ventures are presented at 100% in order to allow for measurement of their performance as a whole, without regard to the Company's ownership interest. In its consolidated financial statements, the Company accounts for its investments in the Unconsolidated Joint Ventures under the equity method.

(2) Includes the operations of Regency Square and The Pier Shops.
(3)
Preferred dividends for the nine months ended September 30, 2012 include charges of $3.3 million and $3.1 million incurred in connection with the $100 million redemption of the Series G Preferred Stock and the $87 million redemption of the Series H Preferred Stock, respectively.

Taubman Centers/10

TAUBMAN CENTERS, INC.
Table 4 - Reconciliation of Net Income Attributable to Taubman Centers, Inc. Common Shareowners to Funds from Operations and Adjusted Funds from Operations
For the Three Months Ended September 30, 2012 and 2011
(in thousands of dollars except as noted; may not add or recalculate due to rounding)

	2012			2011
		Shares	Per Share		Shares	Per Share
	Dollars	/Units	/Unit	Dollars	/Units	/Unit

Net income attributable to TCO common shareowners - Basic	21,700	60,571,612	0.36	8,461	57,890,006	0.15

Add impact of share-based compensation	168	1,453,710		91	1,745,551

Net income attributable to TCO common shareowners - Diluted	21,868	62,025,322	0.35	8,552	59,635,557	0.14

Add depreciation of TCO's additional basis	1,720		0.03	1,720		0.03

Net income attributable to TCO common shareowners,
excluding step-up depreciation	23,588	62,025,322	0.38	10,272	59,635,557	0.17

Add:
Noncontrolling share of income of TRG - continuing operations	10,216	26,422,911		7,964	25,158,885
Noncontrolling share of loss of TRG - discontinued operations				(3,539)
Distributions to participating securities	403	871,262		382	871,262

Net income attributable to partnership unitholders
and participating securities	34,207	89,319,495	0.38	15,079	85,665,704	0.18

Add (less) depreciation and amortization:
Consolidated businesses at 100% - continuing operations	36,414		0.41	33,054		0.39
Consolidated businesses at 100% - discontinued operations				5,361		0.06
Depreciation of TCO's additional basis	(1,720)		(0.02)	(1,720)		(0.02)
Noncontrolling partners in consolidated joint ventures	(2,888)		(0.03)	(2,404)		(0.03)
Share of Unconsolidated Joint Ventures	5,311		0.06	5,486		0.06
Non-real estate depreciation	(679)		(0.01)	(639)		(0.01)

Less impact of share-based compensation	(168)		(0.00)	(91)		(0.00)

Funds from Operations	70,477	89,319,495	0.79	54,126	85,665,704	0.63

TCO's average ownership percentage of TRG	69.6%			69.7%

Funds from Operations attributable to TCO	49,071		0.79	37,729		0.63

Funds from Operations	70,477	89,319,495	0.79	54,126	85,665,704	0.63

Charge upon redemption of Series G and H Preferred Stock	6,412		0.07
Acquisition costs				1,681		0.02

Adjusted Funds from Operations	76,889	89,319,495	0.86	55,807	85,665,704	0.65

TCO's average ownership percentage of TRG	69.6%			69.7%

Adjusted Funds from Operations attributable to TCO	53,535		0.86	38,901		0.65

Adjusted Funds from Operations				55,807	85,665,704	0.65

The Pier Shops' and Regency Square's negative FFO				6,316		0.07

Adjusted Funds from Operations,
excluding The Pier Shops and Regency Square				62,123	85,665,704	0.73

TCO's average ownership percentage of TRG				69.7%

Adjusted Funds from Operations attributable to TCO,
excluding The Pier Shops and Regency Square				43,303		0.73

Taubman Centers/11

TAUBMAN CENTERS, INC.
Table 5 - Reconciliation of Net Income Attributable to Taubman Centers, Inc. Common Shareowners to Funds from Operations and Adjusted Funds from Operations
For the Nine Months Ended September 30, 2012 and 2011
(in thousands of dollars except as noted; may not add or recalculate due to rounding)

	2012			2011
		Shares	Per Share		Shares	Per Share
	Dollars	/Units	/Unit	Dollars	/Units	/Unit

Net income attributable to TCO common shareowners - Basic	55,604	59,207,828	0.94	27,521	56,554,268	0.49

Add impact of share-based compensation	470	1,508,690		275	1,582,881

Net income attributable to TCO common shareowners - Diluted	56,074	60,716,518	0.92	27,796	58,137,149	0.48

Add depreciation of TCO's additional basis	5,159		0.08	5,160		0.09

Net income attributable to TCO common shareowners,
excluding step-up depreciation	61,233	60,716,518	1.01	32,956	58,137,149	0.57

Add:
Noncontrolling share of income of TRG - continuing operations	27,105	26,447,257		22,113	25,243,652
Noncontrolling share of loss of TRG - discontinued operations				(7,493)
Distributions to participating securities	1,209	871,262		1,144	871,262

Net income attributable to partnership unitholders
and participating securities	89,547	88,035,037	1.02	48,720	84,252,063	0.58

Add (less) depreciation and amortization:
Consolidated businesses at 100% - continuing operations	109,083		1.24	99,503		1.18
Consolidated businesses at 100% - discontinued operations				9,030		0.11
Depreciation of TCO's additional basis	(5,159)		(0.06)	(5,160)		(0.06)
Noncontrolling partners in consolidated joint ventures	(7,650)		(0.09)	(8,111)		(0.10)
Share of Unconsolidated Joint Ventures	15,786		0.18	16,350		0.19
Non-real estate depreciation	(1,988)		(0.02)	(1,976)		(0.02)

Less impact of share-based compensation	(470)		(0.01)	(275)		(0.00)

Funds from Operations	199,149	88,035,037	2.26	158,081	84,252,063	1.88

TCO's average ownership percentage of TRG	69.1%			69.1%

Funds from Operations attributable to TCO	137,676		2.26	109,292		1.88

Funds from Operations	199,149	88,035,037	2.26	158,081	84,252,063	1.88

Charge upon redemption of Series G and H Preferred Stock	6,412		0.07
Acquisition costs				1,681		0.02

Adjusted Funds from Operations	205,561	88,035,037	2.33	159,762	84,252,063	1.90

TCO's average ownership percentage of TRG	69.1%			69.1%

Adjusted Funds from Operations attributable to TCO	142,108		2.33	110,464		1.90

Adjusted Funds from Operations				159,762	84,252,063	1.90

The Pier Shops' and Regency Square's negative FFO				15,340		0.18

Adjusted Funds from Operations,
excluding The Pier Shops and Regency Square				175,102	84,252,063	2.08

TCO's average ownership percentage of TRG				69.1%

Adjusted Funds from Operations attributable to TCO,
excluding The Pier Shops and Regency Square				121,064		2.08

Taubman Centers/12

TAUBMAN CENTERS, INC.
Table 6 - Reconciliation of Net Income to Beneficial Interest in EBITDA
For the Periods Ended September 30, 2012 and 2011
(in thousands of dollars; amounts attributable to TCO may not recalculate due to rounding)

	Three Months Ended		Year to Date
	2012	2011	2012	2011

Net income	45,061	21,868	108,686	66,602

Add (less) depreciation and amortization:
Consolidated businesses at 100% - continuing operations	36,414	33,054	109,083	99,503
Consolidated businesses at 100% - discontinued operations		5,361		9,030
Noncontrolling partners in consolidated joint ventures	(2,888)	(2,404)	(7,650)	(8,111)
Share of Unconsolidated Joint Ventures	5,311	5,486	15,786	16,350

Add (less) interest expense and income tax expense (benefit):
Interest expense:
Consolidated businesses at 100% - continuing operations	34,943	30,064	109,146	89,529
Consolidated businesses at 100% - discontinued operations		6,354		17,374
Noncontrolling partners in consolidated joint ventures	(4,225)	(2,767)	(12,634)	(8,409)
Share of Unconsolidated Joint Ventures	8,765	8,082	25,084	23,406
Share of income tax expense (benefit)	667	208	1,393	413

Less noncontrolling share of income of consolidated joint ventures	(2,079)	(4,327)	(6,788)	(10,497)

Beneficial Interest in EBITDA	121,969	100,979	342,106	295,190

TCO's average ownership percentage of TRG	69.6%	69.7%	69.1%	69.1%

Beneficial Interest in EBITDA attributable to TCO	84,923	70,388	236,516	204,082

Beneficial Interest in EBITDA	121,969	100,979	342,106	295,190

Acquisition costs		1,681		1,681

Adjusted Beneficial Interest in EBITDA	121,969	102,660	342,106	296,871

TCO's average ownership percentage of TRG	69.6%	69.7%	69.1%	69.1%

Adjusted Beneficial Interest in EBITDA attributable to TCO	84,923	71,560	236,516	205,254

Taubman Centers/13

TAUBMAN CENTERS, INC.
Table 7 - Reconciliation of Net Income to Net Operating Income (NOI)
For the Periods Ended September 30, 2012 and 2011
(in thousands of dollars)

	Three Months Ended				Three Months Ended				Year to Date				Year to Date
	2012		2011		2011		2010		2012		2011		2011		2010

Net income	45,061		21,868		21,868		8,458		108,686		66,602		66,602		43,755

Add (less) depreciation and amortization:
Consolidated businesses at 100% - continuing operations	36,414		33,054		33,054		41,585		109,083		99,503		99,503		110,629
Consolidated businesses at 100% - discontinued operations			5,361		5,361		2,915				9,030		9,030		6,873
Noncontrolling partners in consolidated joint ventures	(2,888)		(2,404)		(2,404)		(2,501)		(7,650)		(8,111)		(8,111)		(7,519)
Share of Unconsolidated Joint Ventures	5,311		5,486		5,486		5,731		15,786		16,350		16,350		16,532

Add (less) interest expense and income tax expense:
Interest expense:
Consolidated businesses at 100% - continuing operations	34,943		30,064		30,064		33,743		109,146		89,529		89,529		99,157
Consolidated businesses at 100% - discontinued operations			6,354		6,354		5,163				17,374		17,374		15,089
Noncontrolling partners in consolidated joint ventures	(4,225)		(2,767)		(2,767)		(5,356)		(12,634)		(8,409)		(8,409)		(15,869)
Share of Unconsolidated Joint Ventures	8,765		8,082		8,082		8,360		25,084		23,406		23,406		24,810
Share of income tax expense	667		208		208		238		1,393		413		413		548

Less noncontrolling share of income of consolidated joint ventures	(2,079)		(4,327)		(4,327)		(1,920)		(6,788)		(10,497)		(10,497)		(5,901)

Add EBITDA attributable to outside partners:
EBITDA attributable to noncontrolling partners in consolidated joint ventures	9,257		9,498		9,498		9,777		27,117		27,017		27,017		29,289
EBITDA attributable to outside partners in Unconsolidated Joint Ventures	21,536		20,326		20,326		19,764		62,259		59,524		59,524		57,902

EBITDA at 100%	152,762		130,803		130,803		125,957		431,482		381,731		381,731		375,295

Add (less) items excluded from shopping center NOI:
General and administrative expenses	9,571		7,709		7,709		7,168		28,021		22,998		22,998		21,593
Management, leasing, and development services, net	(4,069)		(2,194)		(2,194)		(2,155)		(5,767)		(7,931)		(7,931)		(5,440)
Gains on sales of peripheral land											(519)		(519)		(1,040)
Interest income	(74)		(225)		(225)		(193)		(270)		(528)		(528)		(453)
Straight-line of rents	(2,055)		(836)		(836)		(1,045)		(4,535)		(1,379)		(1,379)		(1,570)
Acquisition costs			1,681		1,681						1,681		1,681
Non-center specific operating expenses and other	6,357		7,244		7,244		4,802		21,773		22,057		22,057		16,607

NOI - all centers at 100%	162,492		144,182		144,182		134,534		470,704		418,110		418,110		404,992

Less - NOI of non-comparable centers	(7,459)	(1)	(33)	(2)	(33)	(2)	(1,524)	(2)	(20,230)	(1)	(1,909)	(2)	(1,909)	(2)	(5,659)	(2)

NOI at 100% - comparable centers	155,033		144,149		144,149		133,010		450,474		416,201		416,201		399,333

NOI - growth %	7.6%				8.4%				8.2%				4.2%

NOI at 100% - comparable centers	155,033		144,149		144,149		133,010		450,474		416,201		416,201		399,333

Lease cancellation income	(1,076)		(787)		(787)		(948)		(3,015)		(2,987)		(2,987)		(10,129)

NOI at 100% - comparable centers excluding lease cancellation income	153,957		143,362		143,362		132,062		447,459		413,214		413,214		389,204

NOI excluding lease cancellation income - growth %	7.4%				8.6%				8.3%				6.2%

(1)	Includes City Creek Center, The Mall at Green Hills, The Gardens on El Paseo and El Paseo Village.
(2)	Includes The Pier Shops and Regency Square.

Taubman Centers/14

TAUBMAN CENTERS, INC.
Table 8 - Balance Sheets
As of September 30, 2012 and December 31, 2011
(in thousands of dollars)
	As of
	September 30, 2012	December 31, 2011
Consolidated Balance Sheet of Taubman Centers, Inc. :

Assets:
Properties	4,202,022	4,020,954
Accumulated depreciation and amortization	(1,361,527)	(1,271,943)
	2,840,495	2,749,011
Investment in Unconsolidated Joint Ventures	122,151	75,582
Cash and cash equivalents	29,296	24,033
Restricted cash (1)	4,611	295,318
Accounts and notes receivable, net	42,135	59,990
Accounts receivable from related parties	1,817	1,418
Deferred charges and other assets	112,234	131,440
	3,152,739	3,336,792
Liabilities:
Mortgage notes payable	2,654,687	2,864,135
Installment notes (1)		281,467
Accounts payable and accrued liabilities	267,147	255,146
Distributions in excess of investments in and net income of
Unconsolidated Joint Ventures	317,031	192,257
	3,238,865	3,593,005

Redeemable noncontrolling interests	81,434	84,235

Equity:
Taubman Centers, Inc. Shareowners' Equity:
Series B Non-Participating Convertible Preferred Stock	26	26
Series G Cumulative Redeemable Preferred Stock
Series H Cumulative Redeemable Preferred Stock
Series J Cumulative Redeemable Preferred Stock
Common stock	617	580
Additional paid-in capital	826,594	673,923
Accumulated other comprehensive loss	(31,407)	(27,613)
Dividends in excess of net income	(890,426)	(863,040)
	(94,596)	(216,124)
Noncontrolling interests:
Noncontrolling interests in consolidated joint ventures	(101,108)	(101,872)
Noncontrolling interests in partnership equity of TRG	28,144	(22,452)
	(72,964)	(124,324)
	(167,560)	(340,448)
	3,152,739	3,336,792

Combined Balance Sheet of Unconsolidated Joint Ventures (2) :

Assets:
Properties	1,119,287	1,107,314
Accumulated depreciation and amortization	(466,621)	(446,059)
	652,666	661,255
Cash and cash equivalents	20,597	22,042
Accounts and notes receivable, net	17,404	24,628
Deferred charges and other assets	41,489	21,289
	732,156	729,214
Liabilities:
Mortgage notes payable	1,346,485	1,138,808
Accounts payable and other liabilities, net	59,081	55,737
	1,405,566	1,194,545

Accumulated Deficiency in Assets:
Accumulated deficiency in assets - TRG	(375,530)	(235,525)
Accumulated deficiency in assets - Joint Venture Partners	(274,186)	(211,478)
Accumulated other comprehensive income (loss) - TRG	(11,847)	(9,233)
Accumulated other comprehensive income (loss) - Joint Venture Partners	(11,847)	(9,095)
	(673,410)	(465,331)
	732,156	729,214

(1)	Installment notes were paid in full in February 2012 with restricted cash drawn on the Company's line of credit as of December 31, 2011.
(2)	The September 30, 2012 amounts exclude the balances of Hanam Union Square and the retail component of Xi'an Saigao City Plaza, which are currently under development.

Taubman Centers/15

TAUBMAN CENTERS, INC.
Table 9 - Annual Guidance
(all dollar amounts per common share on a diluted basis; amounts may not add due to rounding)

	Range for Year Ended
	December 31, 2012

Adjusted Funds from Operations per common share	3.27	3.32

Charge upon redemption of Series G and H Preferred Stock	(0.07)	(0.07)

Early extinguishment of debt charge (1)	(0.02)	(0.02)

Funds from Operations per common share	3.18	3.23

Real estate depreciation - TRG	(1.75)	(1.73)

Distributions on participating securities of TRG	(0.02)	(0.02)

Depreciation of TCO's additional basis in TRG	(0.11)	(0.11)

Net income attributable to common shareowners, per common share (EPS)	1.30	1.37

(1)
In October 2012, the existing $197 million, 5.46% loan on The Mall at Millenia, a 50 percent owned joint venture, was refinanced. Since this was earlier than allowed under the loan, the partnership incurred approximately $3.2 million in defeasance charges, of which $1.6 million was our share.